SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 14, 2005

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On July 14, 2005, Hancock Holding Company
issued a press release reporting that for the first half of 2005 earnings were up 10 percent.
The press release and related financial statements are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated July 14, 2005, headed "Hancock Holding
                             Company reports first half of 2005 earnings -
                             up 10 percent" and related financial statements.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2005
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release             For More Information
---------------------                --------------------
July 14, 2005                        George A. Schloegel, Chief Executive Officer
                                     Carl J. Chaney, CFO, Hancock Holding Company
                                     Paul D. Guichet, V.P., Investor Relations
                                     800.522.6542 or 228.214.5242

-------------------------------------------------------------------------------------------------------------------

                    Hancock Holding Company reports first half of 2005 earnings - up 10 percent

     GULFPORT,  MS (July 14, 2005) - Leo W. Seal, Jr.,  President of Hancock Holding Company (NASDAQ:  HBHC), today announced earnings for the six-month period  ended June 30,  2005.  Net income for the first half of 2005  totaled
$33.53  million,  compared to $30.52 million  reported for the first half of 2004, an increase of $3.01  million, or 10 percent.  Diluted  earnings per share for the first six months of 2005 were $1.02,  compared to $0.92 for the same period in 2004,  resulting in an increase of $0.10 per share, or 11 percent.

     Net income for the second quarter of 2005 was $18.09  million,  an increase of $1.72  million,  or 11 percent, from the $16.37  million  reported for the second  quarter of 2004.  Diluted  earnings per share were $0.55 for the second  quarter of 2005,  compared to $0.50 for the second  quarter of 2004, an increase of $0.05 per share,  or 10 percent.  Compared  to the first  quarter  of 2005,  earnings  for the second  quarter  of 2005 were $2.66  million higher, while earnings per share increased $0.08 - both represent increases of over 17 percent.

     In  commenting on Hancock's  operating  results for the second  quarter of 2005,  George A.  Schloegel,  Chief
Executive  Officer,  stated,  "Hancock's second quarter results  represent not only record quarterly  earnings but, more importantly,  are tangible proof that the Company is successfully  executing the strategy of strengthening our competitive presence in our primary and targeted growth markets across the I-10 corridor."

     The Company's  returns on average  assets and average  common  stockholders'  equity for the second quarter of
2005 were 1.52  percent and 15.27  percent,  respectively,  compared  with 1.49  percent and 14.97  percent for the second quarter of 2004.  Annualized returns on average assets and average common  stockholders'  equity for the six months  ended June 30, 2005,  were 1.42 percent and 14.31  percent,  respectively,  compared  with 1.41 percent and
13.99  percent  for the six months  ended June 30,  2004.  Second  quarter  returns on average  assets and  average common  stockholders'  equity were 20 basis  points and 195 basis  points,  respectively,  higher  versus the first quarter of 2005.  The primary drivers of the Company's record second quarter performance included:

o        Higher net interest income - Net interest income (te) increased  $1.79 million,  or 3.9 percent,from the first  quarter and $3.91  million,  or 8.9  percent,  from the same  quarter a year ago.  The net interest margin (te) was 4.42 percent in the current  quarter,  7 basis points wider than the prior quarter,  and 2 basis  points  wider than the same quarter a year ago.  Compared to the first  quarter of 2005,  the wider net interest  margin was driven by a 17 basis point  increase in the loan yield,  while our funding  costs increased by only 11 basis points.

o        Continued  asset quality  improvement - The ratio of net charge-offs to average loans was 0.24 percent for the second  quarter of 2005, a decrease of 9 basis  points from the previous  quarter and a decrease of 23 basis points from the same quarter a year ago. The favorable  performance in net  charge-offs  enabled the
         Company to reduce the  provision  for loan  losses  from the first  quarter  of 2005 by  $869,000  or 31.5 percent.

o        Higher Fee Income and Continued Expense Control The efficiency  ratio (before  amortization of purchased intangibles  and  securities  transactions)  was 57.83 percent for the second  quarter of 2005 and was 216 basis  points  lower  than the first  quarter  of 2005.  This  improvement  was the result of a 10 percent increase in non-interest income versus a 2 percent increase in operating expenses.

Net Interest Income

     Net  interest  income (te) for the second  quarter of 2005  increased  $3.9  million,  or 9 percent,  from the second  quarter of 2004 and was $1.8 million,  or 4 percent,  higher than the first quarter of 2005.  The Company's net  interest  margin  (te) was 4.42  percent in the second  quarter of 2005,  2 basis  points  wider than the same quarter a year ago and 7 basis points wider than the previous quarter.

     Compared to the same  quarter a year ago,  the primary  driver of the $3.9  million  increase in net  interest income (te) was a $334 million,  or 8 percent,  increase in average  earning assets mainly from average loan growth of $272 million,  or 11 percent.  Average deposit growth of $195 million,  or 5 percent,  along with an increase in customer  repurchase  agreements  of $56  million,  or 32  percent,  funded the  Company's  loan growth and related increase in earning  assets.  The overall  improvement  in the earning asset mix enabled the Company to improve its loan to deposit ratio to  approximately  74 percent in the second quarter of 2005. In addition,  loans now comprise
65 percent of the  Company's  earning  asset base,  as compared to 64 percent for the same  quarter a year ago. The net interest  margin (te) widened 2 basis points as the increase in the earning  asset yield (25 basis points) more than offset the increase in the total funding costs (23 basis points).

     The higher  level of net  interest  income (te) (up $1.8  million,  or 4 percent) and the widened net interest margin (up 7 basis points) as compared to the previous  quarter were  primarily due to a larger  earning asset base
(average  earning assets were up $73 million from the prior  quarter) and a higher yield on average  earning assets
(up 18 basis  points).  Average  loans grew $59 million,  or 2 percent,  from the previous  quarter and were funded largely through a decrease in short-term  investments.  Average deposits were up $16 million, or 0.4 percent,  from the previous quarter  primarily due to a $29 million  increase in  noninterest-bearing  deposits.  The yield on the
Company's  $1.45  billion  securities  portfolio  improved 6 basis points to 4.54 percent.  Even though  short-term interest  rates (fed funds  rate) were up an  average of 48 basis  points  from the first to the second  quarter of
2005, the Company's  overall funding costs  increased by only 11 basis points from the prior quarter.  The majority of this  increase was due to a 45 basis point  increase in the cost of the  Company's  nearly $700  million  public fund deposit base, most of which is indexed to short-term rates.

Asset-Liability Management

     The rising  short-term rate  environment  combined with a flattening yield curve will continue to put pressure on net interest margins  throughout the banking  industry.  The Company  continues to effectively  manage this risk through  tight  control of its funding  cost and  continued  focus on variable  rate  lending to take  advantage of movements in short-term rates.

     The 3.9 percent  increase in net interest  income (te) during the second  quarter  tracks  favorably  with the
Company's  interest rate risk scenarios.  Besides the balance sheet  management  strategies for loans and deposits, efficient  management of the securities  portfolio  continues to complement  earnings.  The securities  portfolio's effective duration is currently 2.41 as of June 30, 2005.

     The Company's asset sensitive  position and net interest  income (te) forecast  reflects active  management of the deposit rate structure in response to rising rates and  competitive  pressures but with a favorable mix to fund earning  assets and manage  interest rate risk.  The Company  projects  rate  increases of 100 and 200 basis points would result in percentage increases in net interest income of 2.72 percent and 4.92 percent, respectively.

Non-Interest Income and Expense

     Non-interest  income for the second quarter of 2005 was up $3.1 million,  or 14 percent,  compared to the same quarter a year ago (excluding the 2004 gain on sale of branches,  merchant  services and securities  transactions).
Non-interest  income was also up $2.3 million,  or 10 percent,  compared to the first quarter of 2005.  The primary factors  impacting  the higher  levels of  non-interest  income as  compared to the same  quarter a year ago,  were higher levels of insurance fees (up $671,000)  mostly related to the December 31, 2003 purchase of Magna  Insurance
Company.  In  addition,  other  income was up  $978,000,  when  compared  to the same  quarter a year ago,  and was primarily due to the termination of a contract to provide insurance  products to one of Magna's outlets  ($400,000)
and the final settlement  related to the merchant  services  partnership  with First Data  Corporation  ($250,000).
Driving the higher  levels of  non-interest  income from the prior  quarter were  increases  in service  charges on deposit accounts (up $969,000),  trust fees (up $318,000) and the aforementioned  transactions related to Magna and the merchant services partnership with First Data Corporation.

     Operating  expenses for the second  quarter of 2005 were $3.1 million  higher,  or 8 percent,  compared to the same quarter a year ago and were $863,000 higher, or 2 percent,  than the previous  quarter.  The increase from the prior  quarter was  reflected in increased  personnel  expense (up  $546,000)  and higher  advertising  expense (up
$647,000).  While there were also less significant  increases in other categories of expense,  those increases were more than offset by a $679,000  decrease  in  professional  fees  (primarily  associated  with  compliance  testing related to the  Sarbanes-Oxley  Act section  404).  The increase  from the same quarter a year ago was reflected in higher personnel  expense (up $1.8 million),  higher  advertising  expense (up $710,000) and occupancy  expense (up
$171,000).

     The Company's  efficiency  ratio  (expressed  as operating  expenses as a percent of total revenue (te) before securities  transactions  and  amortization  of  purchased  intangibles)  improved to 57.83  percent for the second quarter of 2005.  This was compared to 56.79  percent for the same  quarter a year ago,  and 59.99  percent for the previous  quarter.  The Company's number of full-service  banking  facilities stands at 103 as of June 30, 2005 and the number of full-time equivalent employees was 1,813 at June 30, 2005, an increase of 59 from one year ago.

Asset Quality

     Annualized  net  charge-offs  as a percent of average loans for the second  quarter of 2005 were 0.24 percent, compared to 0.33 percent for the first  quarter of 2005.  Net  charge-offs  decreased  $569,000,  or 9 basis points
(expressed  as a percent of average  loans) from the first  quarter of 2005 and were  reflected  primarily in lower levels of  charge-offs in  commercial/real  estate loans.  Compared to the second quarter of 2004, net  charge-offs decreased  $1.3  million,  or 23 basis points  (expressed  as a percent of average  loans).  The provision for loan losses in the second  quarter of 2005 was $1.9  million,  or 112 percent of the  quarter's  net  charge-offs.  This compares to the $2.8 million  provision  for the first  quarter of 2005 and $3.8 million for the second  quarter of
2004.  The ratio of provision for loan losses to net  charge-offs  was 122 percent in the first quarter of 2005 and was 127 percent in the second quarter of 2004.

     Non-performing  assets as a percent of total loans and  foreclosed  assets was 0.37  percent at June 30, 2005, compared  to 0.36  percent at March 31,  2005.  Non-performing  assets  increased  $693,000  from  March 31,  2005, reflected  primarily in higher levels of nonaccrual loans.  Compared to the second quarter of 2004,  non-performing assets as a percent of total loans and  foreclosed  assets was down 18 basis points from the 0.55 percent  reported at June 30, 2004. The  composition of the Company's  $10.6 million  non-performing  asset base continues to reflect significant  granularity  with only 8 credits or  properties  exceeding  $250,000 and 96  credits/properties  below
$250,000.  The Company's  ratio of accruing  loans 90 days or more past due to total loans was 0.14 percent at June
30, 2005, compared to 0.10 percent at March 31, 2005 and to 0.14 percent at June 30, 2004.

     The  Company's  allowance  for loan losses was $41.38  million at June 30, 2005,  up $200,000  from the $41.18 million  reported at March 31, 2005,  and was $3.08  million  higher than the $38.30  million  reported at June 30,
2004.  The ratio of the  allowance  for loan losses as a percent of  period-end  loans was 1.45 percent at June 30,
2005,  compared to 1.48  percent at March 31, 2005 and 1.47 percent at June 30, 2004.  The reserve  coverage  ratio
(allowance  for loan losses to  non-performers  and past dues) was 285 percent in second  quarter 2005, as compared to 212 percent in second quarter 2004, and 324 percent in first quarter 2005.

General

     Hancock  Holding  Company  subscribes  to the highest  standards of corporate  responsibility  with respect to legal,  moral, and regulatory  relationships  with  shareholders,  customers,  employees,  and communities  Hancock serves.  Accordingly,  these unwavering  business  principles support a corporate culture of ethical compliance and accountability  that ensures that  financial  statements  are prepared and audited in  accordance  with  accounting principles  generally  accepted in the United States of America (GAAP).  The Company's systems of internal controls and risk management processes are in place and fully functional.

     Hancock Holding  Company - parent company of Hancock Bank  (Mississippi),  Hancock Bank of Louisiana,  Hancock
Bank of Florida  and Magna  Insurance  Company - has  assets of $4.8  billion  at June 30,  2005.  Founded in 1899,
Hancock  Bank stands  among the  strongest,  safest  five-star  financial  institutions  in America.  Hancock  Bank operates 103  full-service  offices and more than 130  automated  teller  machines  throughout  South  Mississippi,
Louisiana and Florida as well as subsidiaries  Hancock  Investment  Services,  Inc.,  Hancock Insurance Agency, and
Harrison  Finance Company.  Investors can access  additional  corporate  information or online banking and bill pay services at www.hancockbank.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the Private
Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about companies' anticipated  future  financial  performance.  This act provides a safe harbor for such disclosure,  which protects the companies  from  unwarranted  litigation if actual  results are different from  management expectations.  This release  contains  forward-looking  statements  and reflects  management's  current  views and  estimates of future economic  circumstances,  industry conditions,  company performance,  and financial results.  These forward-looking statements  are subject to a number of factors and  uncertainties  which could cause the company's  actual  results and  experience  to  differ  from the  anticipated  results  and  expectations  expressed  in such  forward-looking statements.
                                                     - more -

Hancock Holding Company                                                                        - Add 4 -
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)

                                                                               Three Months Ended              Six Months Ended

                                                                     6/30/2005    3/31/2005   6/30/2004    6/30/2005    6/30/2004
Per Common Share Data

Earnings per share:
    Basic                                                                  $0.56       $0.48        $0.50        $1.03       $0.94
    Diluted                                                                $0.55       $0.47        $0.50        $1.02       $0.92
Cash dividends per share                                                  $0.165      $0.165       $0.125       $0.330      $0.250
Book value per share (period end)                                         $14.87      $14.16       $13.32       $14.87      $13.32
Tangible book value per share (period end)                                $12.73      $11.99       $11.17       $12.73      $11.17
Weighted average number of shares:
    Basic                                                                 32,396      32,463       32,549       32,429      32,299
    Diluted                                                               32,928      33,019       33,042       32,973      33,023
Period-end number of shares                                               32,310      32,463       32,538       32,310      32,538
Market data:
    High closing price                                                    $34.87      $34.20       $32.25       $34.87      $32.25
    Low closing price                                                     $28.25      $30.25       $25.00       $28.25      $25.00
    Period end closing price                                              $34.40      $32.50       $29.06       $34.40      $29.06
    Trading volume                                                         3,527       3,286        3,252        6,814       5,998

Other Period-end Data

FTE Headcount                                                              1,813       1,766        1,754        1,813       1,754
Tangible common equity                                                  $411,203    $389,344     $363,451     $411,203    $363,451
Tier I capital                                                          $416,312    $408,163     $381,428     $416,312    $381,428
Goodwill                                                                 $55,409     $55,409      $56,474      $55,409     $56,474
Amortizable intangibles                                                  $11,746     $12,510      $11,410      $11,746     $11,410
Mortgage servicing intangibles                                            $2,082      $2,288       $2,171       $2,082      $2,171
Common shares repurchased for publicly announced plans                      96.1        40.0        100.0        136.1       151.8

Performance Ratios

Return on average assets                                                   1.52%       1.32%        1.49%        1.42%       1.41%
Return on average common equity                                           15.27%      13.32%       14.97%       14.31%      13.99%
Earning asset yield (TE)                                                   6.08%       5.90%        5.83%        5.99%       5.83%
Total cost of funds                                                        1.66%       1.55%        1.43%        1.61%       1.42%
Net interest margin (TE)                                                   4.42%       4.35%        4.40%        4.39%       4.41%
Non-interest expense as a percent of total revenue (TE)
    before amortization of purchased intangibles and
    securities transactions                                               57.83%      59.99%       56.79%       58.88%      58.43%
Average common equity as a percent of average total assets                 9.94%       9.94%        9.95%        9.94%      10.09%
Leverage ratio                                                             8.83%       8.75%        8.76%        8.83%       8.76%
Tangible common equity to assets                                           8.71%       8.28%        8.27%        8.71%       8.27%
Net charge-offs as a percent of average loans                              0.24%       0.33%        0.47%        0.28%       0.46%
Allowance for loan losses as a percent of period end loans                 1.45%       1.48%        1.47%        1.45%       1.47%
Allowance for loan losses to NPAs + accruing loans 90 days past due      284.75%     323.66%      211.55%      284.75%     211.55%
Provision for loan losses to net charge-offs                             111.83%     122.13%      126.52%      117.72%     126.71%
Loan/Deposit Ratio                                                        73.63%      72.40%       70.13%       73.02%      70.15%
Non-interest income excluding securities transactions,
    as a percent of total revenue (TE)                                    34.06%      32.77%       35.93%       33.43%      35.36%

                                                                     - more -
 Hancock Holding Company                                                                                  - Add 5 -
 Financial Highlights
 (amounts in thousands, except per share data and FTE headcount)
 (unaudited)
                                                                       Three Months Ended                     Six Months Ended
                                                                     6/30/2005    3/31/2005   6/30/2004    6/30/2005    6/30/2004
Asset Quality Information

Non-accrual loans                                                         $8,052      $6,335      $10,134       $8,052     $10,134
Foreclosed assets                                                          2,567       3,591        4,270        2,567       4,270
Total non-performing assets                                              $10,619      $9,926      $14,404      $10,619     $14,404
Non-performing assets as a percent of loans and foreclosed assets          0.37%       0.36%        0.55%        0.37%       0.55%
Accruing Loans 90 days past due                                           $3,914      $2,798       $3,701       $3,914      $3,701
Accruing Loans 90 days past due as a percent of loans                      0.14%       0.10%        0.14%        0.14%       0.14%
Non-performing assets + accruing loans 90 days past due
  to loans and foreclosed assets                                           0.51%       0.46%        0.69%        0.51%       0.69%

Net charge-offs                                                           $1,691      $2,260       $3,017       $3,951      $5,803
Net charge-offs as a percent of average loans                              0.24%       0.33%        0.47%        0.28%       0.46%

Allowance for loan losses                                                $41,382     $41,182      $38,300      $41,382     $38,300
Allowance for loan losses as a percent of period end loans                 1.45%       1.48%        1.47%        1.45%       1.47%
Allowance for loan losses to NPAs + accruing loans 90 days past due      284.75%     323.66%      211.55%      284.75%     211.55%

Provision for loan losses                                                 $1,891      $2,760       $3,817       $4,651      $7,353
Provision for loan losses to net charge-offs                             111.83%     122.13%      126.52%      117.72%     126.71%

Allowance for Loan Losses

Beginning Balance                                                        $41,182     $40,682      $37,500      $40,682     $36,750
Provision for loan loss                                                    1,891       2,760        3,817        4,651       7,353
Charge-offs                                                                3,539       4,026        4,690        7,565      10,385
Recoveries                                                                 1,848       1,766        1,673        3,614       4,582
Net charge-offs                                                            1,691       2,260        3,017        3,951       5,803
Ending Balance                                                           $41,382     $41,182      $38,300      $41,382     $38,300

Net Charge-Off Information

Net charge-offs:
Commercial/real estate loans                                                $202        $770         $788         $972      $1,947
Mortgage loans                                                                (5)         68          (26)          63         (27)
Direct consumer loans                                                        491         501        1,182          992       1,818
Indirect consumer loans                                                      538         540          572        1,078       1,015
Finance company loans                                                        465         381          501          846       1,050
Total net charge-offs                                                     $1,691      $2,260       $3,017       $3,951      $5,803

Average loans:
Commercial/real estate loans                                          $1,523,348  $1,491,008   $1,352,432   $1,507,267  $1,325,916
Mortgage loans                                                           417,307     407,258      391,270      412,310     379,295
Direct consumer loans                                                    509,628     503,700      483,150      506,681     485,301
Indirect consumer loans                                                  323,100     313,542      279,230      318,347     273,770
Finance Company loans                                                     62,124      60,720       57,829       61,426      56,659
Total average loans                                                   $2,835,506  $2,776,229   $2,563,910   $2,806,031  $2,520,941

Net charge-offs to average loans:
Commercial/real estate loans                                               0.05%       0.21%        0.23%        0.13%       0.30%
Mortgage loans                                                             0.00%       0.07%       -0.03%        0.03%      -0.01%
Direct consumer loans                                                      0.39%       0.40%        0.98%        0.39%       0.75%
Indirect consumer loans                                                    0.67%       0.70%        0.82%        0.68%       0.75%
Finance Company loans                                                      3.00%       2.54%        3.48%        2.78%       3.73%
Total net charge-offs to average loans                                     0.24%       0.33%        0.47%        0.28%       0.46%

                                                                    - more -

 Hancock Holding Company                                                                                  - Add 6 -
 Financial Highlights
 (amounts in thousands, except per share data and FTE headcount)
 (unaudited)
                                                                       Three Months Ended                     Six Months Ended
                                                                     6/30/2005    3/31/2005   6/30/2004    6/30/2005    6/30/2004
Income Statement

Interest income                                                          $64,027     $60,531      $56,318     $124,557    $110,160
Interest income (TE)                                                      65,767      62,302       58,115      128,069     113,811
Interest expense                                                          17,961      16,289       14,218       34,249      27,688
Net interest income (TE)                                                  47,807      46,013       43,897       93,820      86,123
Provision for loan losses                                                  1,891       2,760        3,817        4,651       7,353
Non-interest income excluding gains on sale of branches,
  credit card merchant and securities transactions                        24,695      22,427       21,619       47,122      41,850
Gains on sale of branches & credit card merchant                           -           -        3,000            -       5,258
Securities transactions gains/(losses)                                       (15)          7           11           (8)        161
Non-interest expense                                                      42,505      41,642       39,437       84,148      78,699
Income before income taxes                                                26,350      22,273       23,476       48,623      43,688
Income tax expense                                                         8,256       6,836        7,104       15,091      13,172
Net income                                                               $18,094     $15,438      $16,372      $33,532     $30,516

Non-interest Income and Operating Expense

Service charges on deposit accounts                                      $10,459      $9,490      $10,771      $19,949     $21,001
Trust fees                                                                 2,859       2,541        2,277        5,399       4,263
Debit card & merchant fees                                             1,074       1,030        1,042        2,105       1,903
Insurance fees                                                             3,499       3,881        2,828        7,380       5,313
Investment & annuity fees                                              1,547       1,188          584        2,735       1,276
ATM fees                                                                   1,154       1,372        1,136        2,526       2,264
Secondary mortgage market operations                                         676         499          531        1,174         916
Other income                                                               3,428       2,426        2,450        5,853       4,916
   Non-interest income excluding gains on sale
    of branches, credit card merchant and securities transactions         24,695      22,427       21,619       47,122      41,850
Gains on sale of branches and credit card merchant                             0           0        3,000            0       5,258
Securities transactions gains/(losses)                                       (15)          7           11           (8)        161
  Total non-interest income including gains on
  sale of branches, credit card merchant and securities transactions      24,680      22,433       24,631       47,113      47,269

Personnel expense                                                         22,925      22,379       21,137       45,304      44,033
Occupancy expense (net)                                                    2,576       2,495        2,405        5,071       4,818
Equipment expense                                                          2,366       2,357        2,376        4,724       4,702
Other operating expense                                                   14,059      13,828       12,996       27,887      24,298
Amortization of intangibles                                                  578         584          524        1,162         848
   Total non-interest expense                                            $42,505     $41,642      $39,437      $84,148     $78,699

                                                                    - more -

 Hancock Holding Company                                                                                  - Add 7 -
 Financial Highlights
 (amounts in thousands, except per share data and FTE headcount)
 (unaudited)
                                                                       Three Months Ended                     Six Months Ended
                                                                     6/30/2005    3/31/2005   6/30/2004    6/30/2005    6/30/2004
Period-end Balance Sheet

Commercial/real estate loans                                          $1,539,576  $1,488,523   $1,384,913   $1,539,576  $1,384,913
Mortgage loans                                                           424,725     414,346      400,333      424,725     400,333
Direct consumer loans                                                    504,119     510,116      481,815      504,119     481,815
Indirect consumer loans                                                  329,535     318,164      287,070      329,535     287,070
Finance Company loans                                                     63,450      60,679       59,450       63,450      59,450
Total loans                                                            2,861,405   2,791,829    2,613,581    2,861,405   2,613,581
Securities                                                             1,387,477   1,414,037    1,372,728    1,387,477   1,372,728
Short-term investments                                                    84,453      94,930        8,318       84,453       8,318
Earning assets                                                         4,333,334   4,300,796    3,994,627    4,333,334   3,994,627
Allowance for loan losses                                                (41,382)    (41,182)     (38,300)     (41,382)    (38,300)
Other assets                                                             497,113     509,402      508,611      497,113     508,611
Total assets                                                          $4,789,065  $4,769,016   $4,464,937   $4,789,065  $4,464,937

Non-interest bearing deposits                                           $728,001    $724,338     $644,941     $728,001    $644,941
Interest bearing transaction deposits                                  1,303,152   1,332,269    1,339,428    1,303,152   1,339,428
Interest bearing Public Fund deposits                                    702,099     724,362      580,318      702,099     580,318
Time deposits                                                          1,119,761   1,106,238    1,038,574    1,119,761   1,038,574
Total interest bearing deposits                                        3,125,012   3,162,870    2,958,319    3,125,012   2,958,319
Total deposits                                                         3,853,013   3,887,208    3,603,260    3,853,013   3,603,260
Other borrowed funds                                                     301,004     266,528      305,173      301,004     305,173
Other liabilities                                                        154,608     155,729      122,996      154,608     122,996
Preferred stock                                                                -           -            -            -           -
Common shareholders' equity                                              480,440     459,551      433,507      480,440     433,507
Total liabilities, preferred stock & common equity                $4,789,065  $4,769,016   $4,464,937   $4,789,065  $4,464,937

Average Balance Sheet

Commercial/real estate loans                                          $1,523,348  $1,491,008   $1,352,432   $1,507,267  $1,325,916
Mortgage loans                                                           417,307     407,258      391,270      412,310     379,295
Direct consumer loans                                                    509,628     503,700      483,150      506,681     485,301
Indirect consumer loans                                                  323,100     313,542      279,230      318,347     273,770
Finance Company loans                                                     62,124      60,720       57,829       61,426      56,659
Total loans                                                            2,835,506   2,776,229    2,563,910    2,806,031   2,520,941
Securities                                                             1,449,554   1,350,505    1,404,701    1,400,303   1,346,094
Short-term investments                                                    47,260     132,582       29,530       89,685      52,420
Earning average assets                                                 4,332,320   4,259,316    3,998,141    4,296,020   3,919,455
Allowance for loan losses                                                (41,185)    (40,688)     (37,869)     (40,938)    (37,398)
Other assets                                                             490,668     512,166      460,512      501,357     464,147
Total assets                                                          $4,781,803  $4,730,794   $4,420,784   $4,756,440  $4,346,204

Non-interest bearing deposits                                           $730,570    $701,144     $651,324     $715,938    $636,798
Interest bearing transaction deposits                                  1,319,606   1,332,152    1,362,105    1,325,845   1,355,109
Interest bearing Public Fund deposits                                    683,665     711,789      602,405      697,649     598,858
Time deposits                                                          1,116,973   1,089,367    1,039,876    1,103,246   1,003,045
Total interest bearing deposits                                        3,120,245   3,133,308    3,004,385    3,126,740   2,957,012
Total deposits                                                         3,850,815   3,834,452    3,655,709    3,842,679   3,593,810
Other borrowed funds                                                     304,637     271,473      243,094      288,147     237,351
Other liabilities                                                        151,217     154,801       82,009      152,999      71,916
Preferred stock                                                                -           -            -            -       4,504
Common shareholders' equity                                              475,134     470,068      439,972      472,615     438,622
Total liabilities, preferred stock & common equity                $4,781,803  $4,730,794   $4,420,784   $4,756,440  $4,346,204

                                                                     - more -

 Hancock Holding Company                                                                                  - Add 8 -
 Financial Highlights
 (amounts in thousands, except per share data and FTE headcount)
 (unaudited)
                                                                       Three Months Ended                     Six Months Ended
                                                                     6/30/2005    3/31/2005   6/30/2004    6/30/2005    6/30/2004
Average Balance Sheet Mix

Percentage of earning assets/funding sources:
Loans                                                                     65.45%      65.18%       64.13%       65.32%      64.32%
Securities                                                                33.46%      31.71%       35.13%       32.60%      34.34%
Short-term investments                                                     1.09%       3.11%        0.74%        2.09%       1.34%
Earning average assets                                                   100.00%     100.00%      100.00%      100.00%     100.00%

Non-interest bearing deposits                                             16.86%      16.46%       16.29%       16.67%      16.25%
Interest bearing transaction deposits                                     30.46%      31.28%       34.07%       30.86%      34.57%
Interest bearing Public Fund deposits                                     15.78%      16.71%       15.07%       16.24%      15.28%
Time deposits                                                             25.78%      25.58%       26.01%       25.68%      25.59%
Total deposits                                                            88.89%      90.03%       91.44%       89.45%      91.69%
Other borrowed funds                                                       7.03%       6.37%        6.08%        6.71%       6.06%
Other net interest-free funding sources                                    4.08%       3.60%        2.48%        3.85%       2.25%
Total average funding sources                                            100.00%     100.00%      100.00%      100.00%     100.00%

Loan mix:
Commercial/real estate loans                                              53.72%      53.71%       52.75%       53.72%      52.60%
Mortgage loans                                                            14.72%      14.67%       15.26%       14.69%      15.05%
Direct consumer loans                                                     17.97%      18.14%       18.84%       18.06%      19.25%
Indirect consumer loans                                                   11.39%      11.29%       10.89%       11.35%      10.86%
Finance Company loans                                                      2.19%       2.19%        2.26%        2.19%       2.25%
Total loans                                                              100.00%     100.00%      100.00%      100.00%     100.00%

Average dollars (in thousands):
Loans                                                                 $2,835,506  $2,776,229   $2,563,910   $2,806,031  $2,520,941
Securities                                                             1,449,554   1,350,505    1,404,701    1,400,303   1,346,094
Short-term investments                                                    47,260     132,582       29,530       89,685      52,420
Earning average assets                                                $4,332,320  $4,259,316   $3,998,141   $4,296,020  $3,919,455

Non-interest bearing deposits                                           $730,570    $701,144     $651,324     $715,938    $636,798
Interest bearing transaction deposits                                  1,319,606   1,332,152    1,362,105    1,325,845   1,355,109
Interest bearing Public Fund deposits                                    683,665     711,789      602,405      697,649     598,858
Time deposits                                                          1,116,973   1,089,367    1,039,876    1,103,246   1,003,045
Total deposits                                                         3,850,815   3,834,452    3,655,709    3,842,679   3,593,810
Other borrowed funds                                                     304,637     271,473      243,094      288,147     237,351
Other net interest-free funding sources                                  176,868     153,391       99,338      165,194      88,294
Total average funding sources                                         $4,332,320  $4,259,316   $3,998,141   $4,296,020  $3,919,455

Loans:
Commercial/real estate loans                                          $1,523,348  $1,491,008   $1,352,432   $1,507,267  $1,325,916
Mortgage loans                                                           417,307     407,258      391,270      412,310     379,295
Direct consumer loans                                                    509,628     503,700      483,150      506,681     485,301
Indirect consumer loans                                                  323,100     313,542      279,230      318,347     273,770
Finance Company loans                                                     62,124      60,720       57,829       61,426      56,659
Total average loans                                                   $2,835,506  $2,776,229   $2,563,910   $2,806,031  $2,520,941

                                                                  - more -

Hancock Holding Company                                                                                   - Add 10 -
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                        Six Months Ended
                                                                          6/30/2005                          6/30/2004
                                                               Interest     Volume        Rate    Interest     Volume      Rate

Average Earning Assets
Commercial & real estate loans (TE)                         $46,078    $1,507,267      6.16%   $36,536    $1,325,916    5.54%
Mortgage loans                                                   11,583       412,310      5.62%    10,786       379,295    5.69%
Consumer loans                                                   33,427       886,454      7.60%    31,466       815,730    7.76%
Loan fees & late charges                                      4,327             -      0.00%     4,576             -    0.00%
  Total loans (TE)                                               95,415     2,806,031      6.85%    83,363     2,520,941    6.64%

US treasury securities                                              121        11,067      2.20%       163        10,587    3.10%
US agency securities                                              9,262       457,412      4.05%     8,494       413,430    4.11%
CMOs                                                              5,294       264,906      4.00%     6,042       315,880    3.83%
Mortgage backed securities                                        9,717       440,560      4.41%     8,194       385,777    4.25%
Municipals (TE)                                                   5,712       163,002      7.01%     6,386       179,091    7.13%
Other securities                                                  1,456        63,356      4.60%       931        41,329    4.51%
  Total securities (TE)                                          31,563     1,400,303      4.51%    30,210     1,346,094    4.49%

Fed funds sold                                                      995        78,559      2.55%       206        42,883    0.96%
Cds with banks                                                       64         8,283      1.56%        19         6,791    0.56%
Other short-term investments                                         32         2,843      2.26%        13         2,747    0.97%
  Total short-term investments                                    1,091        89,685      2.45%       238        52,420    0.91%

  Average earning assets yield (TE)                            $128,069    $4,296,020      5.99%  $113,811    $3,919,455    5.83%

Interest-Bearing Liabilities
Interest-bearing transaction deposits                            $9,983    $1,854,959      1.09%    $7,695    $1,816,176    0.85%
Time deposits                                                    21,156     1,271,782      3.35%    17,978     1,140,836    3.17%
   Total interest bearing deposits                               31,139     3,126,740      2.01%    25,673     2,957,012    1.75%

Customer repos                                                    1,759       223,213      1.59%       654       172,486    0.76%
Other borrowings                                                  1,352        64,934      4.20%     1,361        64,865    4.22%
  Total borrowings                                                3,111       288,147      2.18%     2,015       237,351    1.71%

  Total interest bearing liab cost                              $34,249    $3,414,887      2.02%   $27,688    $3,194,364    1.74%

Noninterest-bearing deposits                                                  715,938                            636,798
Other net interest-free funding sources                                       165,194                             88,294

Total Cost of Funds                                             $34,249    $4,296,020      1.61%   $27,688    $3,919,455    1.42%

Net Interest Spread (TE)                                        $93,820                    3.97%   $86,123                  4.08%

Net Interest Margin (TE)                                        $93,820    $4,296,020      4.39%   $86,123    $3,919,455    4.41%

                                                                - more -

Hancock Holding Company                                                                                            - Add 11 -
Quarterly Financial Data
(amounts in thousands, except per share data)
(unaudited)                                   2003                             2004                               2005
                                                3Q          4Q         1Q         2Q         3Q          4Q         1Q         2Q
Income Statement

Interest income                               $55,208    $54,697    $53,842    $56,318     $57,424    $59,190    $60,531    $64,027
Interest income (TE)                           56,975     56,464     55,696     58,115      59,184     61,051     62,302     65,767
Interest expense                               13,889     13,529     13,470     14,218      14,567     15,014     16,289     17,961
Net interest income (TE)                       43,087     42,936     42,226     43,897      44,617     46,037     46,013     47,807
Provision for loan losses                       3,988      4,180      3,536      3,817       3,388      5,796      2,760      1,891
Non-interest income excluding gain on
  sale of branches and securities transactions 19,091     19,657     20,231     21,619      20,973     22,037     22,427     24,695
Gains on sale of branches & credit card merchant-          -      2,258      3,000           -          -          -          -
Securities transactions gains/(losses)              0        553        149         11          (2)         4          7        (15)
Non-interest expense                           36,352     35,568     39,262     39,437      38,306     37,945     41,642     42,505
Income before income taxes                     20,071     21,630     20,212     23,476      22,134     22,475     22,273     26,350
Income tax expense                              6,409      6,382      6,068      7,104       6,737      6,684      6,836      8,256
Net income                                     13,662     15,248     14,144     16,372      15,396     15,791     15,438     18,094
Preferred dividends                               663        663          -          -           -          -          -          -
Net income to common                          $12,998    $14,585    $14,144    $16,372     $15,396    $15,791    $15,438    $18,094

Non-interest Income
  and Operating Expense

Service charges on deposit accounts           $11,117    $11,071    $10,230    $10,771     $11,567    $11,062     $9,490    $10,459
Trust fees                                      1,776      1,976      1,985      2,277       2,281      2,487      2,541      2,859
Debit card & merchant fees                    882        870        861      1,042       1,197      1,172      1,030      1,074
Insurance fees                                    841        557      2,484      2,828       2,056      1,824      3,881      3,499
Investment & annuity fees                     970        874        693        584         438        581      1,188      1,547
ATM fees                                        1,021      1,016      1,128      1,136       1,129      1,119      1,372      1,154
Secondary mortgage market operations              710        582        385        531         529      1,489        499        676
Other income                                    1,774      2,712      2,465      2,450       1,776      2,302      2,426      3,428
   Non-interest income excluding gains on sale
    of branches, credit card merchant and
    securities transactions                    19,091     19,657     20,231     21,619      20,973     22,037     22,427     24,695
Gains on sale of branches and credit card merchant  0          0      2,258      3,000           0          0          0          0
Securities transactions gains/(losses)              0        553        149         11          (2)         4          7        (15)
  Total non-interest income including gains on
  sale of branches, credit card merchant and
  securities transactions                      19,091     20,209     22,638     24,631      20,971     22,041     22,433     24,680

Personnel expense                              21,290     19,242     22,896     21,137      20,664     21,706     22,379     22,925
Occupancy expense (net)                         2,512      2,362      2,413      2,405       2,470      2,627      2,495      2,576
Equipment expense                               2,459      2,331      2,326      2,376       2,419      2,548      2,357      2,366
Other operating expense                         9,738     11,193     11,302     12,996      12,194     10,526     13,828     14,059
Amortization of intangibles                       352        440        325        524         558        538        584        578
   Total non-interest expense                 $36,352    $35,568    $39,262    $39,437     $38,306    $37,945    $41,642    $42,505

                                                                  - 30 -